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                                                                          [LOGO]

                                                      ADVANTUS SERIES FUND, INC.

                                                    PROSPECTUS DATED MAY 1, 2001

                                 Bond Portfolio

                                 Money Market Portfolio

                                 Index 500 Portfolio

                                 Index 400 Mid-Cap Portfolio

                               As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Fund's securities. It is a criminal offense to state otherwise.
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ADVANTUS SERIES FUND, INC.

Advantus Series Fund, Inc. (Fund) is a Minnesota corporation with various investment portfolios that are each operated as mutual funds (the Portfolios). Four of these Portfolios are described in this prospectus:

    - Bond Portfolio

    - Money Market Portfolio

    - Index 500 Portfolio

    - Index 400 Mid-Cap Portfolio

The Fund has issued a separate series of its common stock for each Portfolio. This prospectus provides investors information about available Portfolios that investors should know before investing.

TABLE OF CONTENTS

                                                                Page No.
SUMMARY ....................................................           1
       Bond Portfolio ......................................           2
          Portfolio Performance ............................           3
          Financial Highlights .............................           4
       Money Market Portfolio ..............................           5
          Portfolio Performance ............................           6
          Financial Highlights .............................           7
       Index 500 Portfolio .................................           8
          Portfolio Performance ............................           9
          Financial Highlights .............................          10
       Index 400 Mid-Cap Portfolio .........................          11
          Portfolio Performance ............................          12
          Financial Highlights .............................          13
INVESTING IN THE FUND ......................................          14
       Managing the Portfolios .............................          14
       Advisory Fees .......................................          15
       Distribution Fees ...................................          15
       Voluntary Fee Absorption ............................          15
       Investment Objective, Policies and Practices ........          16
          Bond Portfolio ...................................          16
          Money Market Portfolio ...........................          17
          Index 500 Portfolio ..............................          18
          Index 400 Mid-Cap Portfolio ......................          19
          Investment Practices Common To The Portfolios ....          20
          Portfolio Turnover ...............................          20
       Defining Risks ......................................          20
BUYING AND SELLING SHARES ..................................          24
       Buying Shares .......................................          24
       Selling Shares ......................................          24
       Exchanging Shares ...................................          25
GENERAL INFORMATION ........................................          26
       Dividends and Capital Gains Distributions ...........          26
       Taxes ...............................................          26
       Mixed and Shared Funding ............................          26
       Service Providers ...................................          27
       Additional Information About the Fund ...............          28
       How to Obtain Additional Information ................          28

TABLE OF CONTENTS    i

                                    SUMMARY

Advantus Series Fund, Inc. consists of various investment portfolios that are each open-end, diversified investment companies (I.E. mutual funds). The Portfolios offer investors a variety of investment objectives. Portfolio shares are not offered directly to the public. Portfolio shares are sold to life insurance companies and their separate accounts in connection with variable life insurance policies and variable annuity contracts. While the Fund is affiliated with Minnesota Life Insurance Company (Minnesota Life), Portfolio shares are also sold and made available to unaffiliated insurance companies.

This section gives investors a brief summary of each available Portfolio's investment objective, policies and main risks, as well as performance and financial information. More detailed information about each Portfolio follows this summary. Keep in mind that an investment in each Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in a Portfolio. An investor should also note that if a Portfolio makes frequent changes in its investment portfolio securities, such changes may result in higher Portfolio costs and may adversely affect an investor's return.

                                                                    SUMMARY    1

BOND PORTFOLIO

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

The Portfolio invests in a variety of investment-grade debt securities. These debt securities include, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. In selecting securities, the Portfolio's investment adviser considers factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - INTEREST RATE RISK - the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Bond Portfolio").

    - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - CREDIT RISK - the risk that an issuer of a debt security or fixed income obligation will not make payments on the security or obligation when due.

    - CALL RISK - the risk that securities with interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

    - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

    - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

2    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Bond Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'91  17.60%
'92   6.67%
'93  10.25%
'94  -4.55%
'95  19.75%
'96   2.96%
'97   9.42%
'98   6.08%
'99  -2.73%
'00  10.44%

            Best Quarter:                (Q2'95)      6.81%

            Worst Quarter:               (Q1'94)     -3.92%

      AVERAGE ANNUAL TOTAL RETURN
      (FOR PERIODS ENDING DECEMBER 31, 2000)
                                         1 Year   5 Years  10 Years

      Bond Portfolio                   %  10.44    5.13      7.34
      Lehman Brothers
       Government/Credit Index(1)         11.84    6.23      8.00
      Lehman Brothers Aggregate Bond
       Index                              11.63    6.45      7.96

 (1) During prior reporting periods, the Portfolio compared its annual total return performance to the Lehman Brothers Government/Credit Index (formerly called the Lehman Brothers Government/Corporate Index). The Lehman Brothers Aggregate Bond Index includes mortgage-related and asset-backed debt securities, as well as corporate bonds, and better reflects the range of securities held by the Portfolio than does the Lehman Brothers Government/Credit Index.

                                                                    SUMMARY    3

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

      FINANCIAL HIGHLIGHTS                                             BOND PORTFOLIO
                                                                  Year ended December 31,
                                                  2000(b)       1999        1998        1997        1996
      Net asset value, beginning of year    $        1.18        1.31        1.33        1.28        1.33
      INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                           .08         .07         .06         .08         .06
      Net gains (losses) on securities
       (both realized and unrealized)                 .03        (.10)        .01         .04        (.03)
      Total from investment operations                .11        (.03)        .07         .12         .03
      LESS DISTRIBUTIONS:
      Dividends from net investment
       income                                        (.07)       (.07)       (.07)       (.07)       (.07)
      Distributions from net realized
       gains                                           --        (.03)       (.02)         --        (.01)
      Total distributions                            (.07)       (.10)       (.09)       (.07)       (.08)
      Net asset value, end of year          $        1.22        1.18        1.31        1.33        1.28

      Total return (a)                      %       10.44       (2.73)       6.08        9.42        2.96
      Net assets, end of year
       (in thousands)                       $     187,254     181,881     178,793     139,824     125,886
      Ratio of expenses to average daily
       net assets                           %         .61         .56         .55         .57         .56
      Ratio of net investment income to
       average daily net assets             %        6.43        5.92        5.84        6.39        6.36
      Portfolio turnover rate (excluding
       short-term securities)               %       206.8       140.8       252.1       200.0       154.0

  (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
  (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

4    SUMMARY

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

The Portfolio invests in a variety of U.S. dollar denominated money market securities.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - INTEREST RATE RISK - the risk that the value of a fixed income obligation will decline due to changes in market interest rates.

    - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - CREDIT RISK - the risk that an issuer of a debt security or other fixed income obligation will not make payments on the security or obligation when due.

    - INFLATION RISK - the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the Portfolio's dividends.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                    SUMMARY    5

PORTFOLIO PERFORMANCE

The following bar chart and table show Money Market Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows the Portfolio's average annual return over a one, five and ten year period. The chart and table assume reinvestment of dividends. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'91  5.44%
'92  3.23%
'93  2.68%
'94  3.71%
'95  5.43%
'96  4.92%
'97  5.11%
'98  4.97%
'99  4.71%
'00  5.96%

            Best Quarter:                (Q1'91)      1.52%

            Worst Quarter:               (Q2'93)       .66%

      AVERAGE ANNUAL TOTAL RETURN
      (FOR PERIODS ENDING DECEMBER 31, 2000)
                                         1 Year   5 Years  10 Years

      Money Market Portfolio           %  5.96     5.13      4.61

An investor may obtain up-to-date information about the Portfolio's seven-day current yield and seven-day effective yield by calling Minnesota Life at
(800) 995-3850.

6    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

      FINANCIAL HIGHLIGHTS                                         MONEY MARKET PORTFOLIO
                                                                  Year ended December 31,
                                                  2000(b)       1999        1998        1997        1996
      Net asset value, beginning of year    $        1.00        1.00        1.00        1.00        1.00
      INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                           .06         .05         .05         .05         .05
      Total from investment operations                .06         .05         .05         .05         .05
      LESS DISTRIBUTIONS:
      Dividends from net investment
       income                                        (.06)       (.05)       (.05)       (.05)       (.05)
      Total distributions                            (.06)       (.05)       (.05)       (.05)       (.05)
      Net asset value, end of year          $        1.00        1.00        1.00        1.00        1.00

      Total return (a)                      %        5.96        4.71        4.97        5.11        4.92
      Net assets, end of year
       (in thousands)                       $     184,098     156,580     126,177      53,583      51,461
      Ratio of expenses to average daily
       net assets                           %         .58         .56         .58         .59         .60
      Ratio of net investment income to
       average daily net assets             %        5.83        4.61        4.84        5.13        4.81

  (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
  (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                                    SUMMARY    7

INDEX 500 PORTFOLIO

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

The Portfolio invests its assets in all of the common stocks included in the S&P 500.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - INDEX PERFORMANCE RISK - the risk that the Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 500, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

8    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Index 500 Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'91  29.75%
'92   7.38%
'93   9.76%
'94   1.18%
'95  36.83%
'96  21.64%
'97  32.36%
'98  27.99%
'99  20.28%
'00  -9.39%

            Best Quarter:                (Q4'98)     21.29%

            Worst Quarter:               (Q3'99)     -6.38%

      AVERAGE ANNUAL TOTAL RETURN
      (FOR PERIODS ENDING DECEMBER 31, 2000)
                                         1 Year  5 Years  10 Years

      Index 500 Portfolio              % -9.39    17.57     16.87
      S&P 500 (as adjusted for
       dividend reinvestment)            -9.13    18.30     17.44

                                                                    SUMMARY    9

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

      FINANCIAL HIGHLIGHTS                                          INDEX 500 PORTFOLIO
                                                                  Year ended December 31,
                                                  2000(b)       1999        1998        1997        1996
      Net asset value, beginning of year    $        4.56        3.91        3.10        2.41        2.02
      INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                           .03         .04         .04         .03         .03
      Net gains (losses) on securities
       (both realized and unrealized)                (.44)        .74         .82         .73         .40
      Total from investment operations               (.41)        .78         .86         .76         .43
      LESS DISTRIBUTIONS:
      Dividends from net investment
       income                                        (.03)       (.07)       (.03)       (.03)       (.03)
      Distributions from net realized
       gains                                         (.07)       (.06)       (.02)       (.04)       (.01)
      Total distributions                            (.10)       (.13)       (.05)       (.07)       (.04)
      Net asset value, end of year          $        4.05        4.56        3.91        3.10        2.41

      Total return (a)                      %       (9.39)      20.28       27.99       32.36       21.64
      Net assets, end of year
       (in thousands)                       $     584,239     657,824     536,859     380,751     204,395
      Ratio of expenses to average daily
       net assets                           %         .44         .45         .44         .45         .45
      Ratio of net investment income to
       average daily net assets             %         .73         .85        1.08        1.33        1.77
      Portfolio turnover rate (excluding
       short-term securities)               %        12.8        25.6        30.2         8.3        15.2

  (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
  (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

10    SUMMARY

INDEX 400 MID-CAP PORTFOLIO

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

The Portfolio invests at least 80% of its total assets in common stocks included in the S&P 400.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - INDEX PERFORMANCE RISK - the risk that the Portfolio's ability to replicate the performance of the S&P 400 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 400, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                   SUMMARY    11

PORTFOLIO PERFORMANCE

The following bar chart and table show Index 400 Mid-Cap Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'98  16.68%
'99  15.96%
'00  16.05%

            Best Quarter:                (Q4'98)     26.59%

            Worst Quarter:               (Q3'98)    -14.74%

      AVERAGE ANNUAL TOTAL RETURN
      (FOR PERIODS ENDING DECEMBER 31, 2000)            From
                                              1 Year  Inception
      Index 400 Mid-Cap Portfolio
       (inception 10/1/97)                  % 16.05      14.90
      S&P 400 MidCap Index                    17.51      16.41

12    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

      FINANCIAL HIGHLIGHTS                                 INDEX 400 MID-CAP PORTFOLIO
                                                                                      Period from
                                                                                      October 1,
                                                           Year ended                 1997(a) to
                                                          December 31,               December 31,
                                                2000(e)     1999         1998            1997
      Net asset value, beginning of
       period                              $      1.18       1.15         1.01            1.00
      INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                        .01         --          .01              --
      Net gains on securities (both
       realized and unrealized)                    .19        .15          .16             .01
      Total from investment operations             .20        .15          .17             .01
      LESS DISTRIBUTIONS:
      Dividends from net investment
       income                                     (.01)        --         (.01)             --
      Distributions from net realized
       gains                                      (.15)      (.12)        (.02)             --
      Total distributions                         (.16)      (.12)        (.03)             --
      Net asset value, end of period       $      1.22       1.18         1.15            1.01

      Total return (b)                     %     16.05      15.96        16.68             .06
      Net assets, end of period
       (in thousands)                      $    35,768     24,357       10,511           5,052
      Ratio of expenses to average daily
       net assets (c)                      %       .55        .55          .55             .55(d)
      Ratio of net investment income to
       average daily net assets (c)        %      1.18        .72          .78             .89(d)
      Portfolio turnover rate (excluding
       short-term securities)              %      78.3       76.6         85.4             4.9

  (a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
  (b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
  (c) Minnesota Life voluntarily absorbed $74,402, $70,044, $52,946 and $14,670 in expenses for the years ended December 31, 2000, 1999 and 1998, and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .80%, 1.00%, 1.36% and 1.70%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .93%, .27%, (.03)% and (.26)%, respectively.
  (d)  Adjusted to an annual basis.
  (e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus
       Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                                   SUMMARY    13

                             INVESTING IN THE FUND

MANAGING THE PORTFOLIOS

The Fund's investment adviser is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101. Since its inception in 1994, Advantus Capital has provided investment advisory services for the Portfolios and other Advantus Funds, and has managed investment portfolios for various private accounts. With more than $13.9 billion of assets under management, Advantus Capital manages the Fund's investments and provides all necessary office space, equipment and personnel for servicing the Fund's investments. Advantus Capital is a wholly-owned subsidiary of Minnesota Life, which has assets on a consolidated basis of more than $17.9 billion. Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life serves as administrative services agent to the Fund.

The Fund and Advantus Capital have obtained an exemptive order from the SEC allowing it to use a "manager of managers" strategy related to management of the Fund. Under this strategy, Advantus Capital may select new Portfolio investment sub-advisers upon the approval of the Fund's Board of Directors and without shareholder approval. Advantus Capital may change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any investment sub-adviser changes. In any event, Fund shareholders may terminate investment sub-adviser arrangements upon a vote of the majority of the applicable outstanding Portfolio shares. Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement and retains ultimate responsibility for the investment performance of each Portfolio employing a sub-adviser. Investors in the Fund (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life or other life insurance companies to which the Fund has sold its shares) are, in effect, electing to have Advantus Capital either manage the investment of a Portfolio's assets or select one or more sub-advisers to achieve that Portfolio's investment objective.

The following persons serve as the primary portfolio managers for the Portfolios described in this prospectus:

                            PORTFOLIO MANAGER       PRIMARY PORTFOLIO
      PORTFOLIO                 AND TITLE             MANAGER SINCE    BUSINESS EXPERIENCE DURING PAST FIVE YEARS
      Bond              Wayne R. Schmidt            May 1, 1991        Vice President of Advantus Capital;
                        Portfolio Manager                              Investment Officer of MIMLIC Management
      Money Market      Steven S. Nelson            May 1, 1999        Vice President of Advantus Capital since
                        Portfolio Manager                              February 1999, Portfolio Manager of
                                                                       Advantus Capital since September 1998;
                                                                       Vice President of Reliastar Investment
                                                                       Research, Inc. from June 1996 to
                                                                       September 1998; Investment Officer,
                                                                       MIMLIC Management, from July 1992 to
                                                                       May 1996

14    INVESTING IN THE FUND

ADVISORY FEES

The Fund pays Advantus Capital monthly fees calculated on an annual basis for each Portfolio. Advantus Capital uses a portion of the applicable fees to pay sub-advisers. The annual advisory fees paid to Advantus Capital for each of the Portfolios described in this prospectus is as follows:

                                                                         ADVISORY FEE
                                                                  (AS A PERCENTAGE OF AVERAGE
      PORTFOLIO                                                        DAILY NET ASSETS)
      Bond Portfolio                                        0.30% of assets to $500 million;
                                                            0.25% of assets exceeding $500 million
                                                            to $1 billion; and
                                                            0.20% of assets exceeding $1 billion
      Money Market Portfolio                                0.25% of assets to $1 billion; and
                                                            0.20% of assets exceeding $1 billion
      Index 500 Portfolio                                   0.15% of assets to $250 million;
                                                            0.10% of assets exceeding $250 million
                                                            to $1 billion; and
                                                            0.075% of assets exceeding $1 billion
      Index 400 Mid-Cap Portfolio                           0.15% of assets to $250 million;
                                                            0.10% of assets exceeding $250 million
                                                            to $1 billion; and
                                                            0.075% of assets exceeding $1 billion

DISTRIBUTION FEES

The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios described in this prospectus. Each Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which affects the Portfolio's share price. The fees are paid to Securian Financial Services, Inc. (Securian Financial) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolio's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

VOLUNTARY FEE ABSORPTION

Prior to May 1, 2000, Minnesota Life voluntarily absorbed all fees and expenses that exceeded .55% of average daily net assets for the Index 400 Mid-Cap Portfolio. Effective May 1, 2000, Advantus Capital has voluntarily agreed to absorb all fees and expenses that exceed .55% of average daily net assets for the Index 400 Mid-Cap Portfolio. Advantus Capital has not agreed to absorb expenses over a specified period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

Consistent with achieving best execution, the Fund may participate in so-called "directed brokerage" (or "commission recapture") programs, under which brokers (or dealers) used by the Fund remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Portfolio from which they were generated. While the Fund did not participate in such programs prior to May 1, 2001, future participation in such programs could reduce Portfolio expenses or generate additional Portfolio income.

                                                     INVESTING IN THE FUND    15

INVESTMENT OBJECTIVE,
POLICIES AND PRACTICES

BOND PORTFOLIO

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

The Portfolio invests in a variety of investment-grade debt securities. These debt securities include:

    - investment-grade corporate debt obligations and mortgage-backed securities

    - debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds)

    - investment-grade mortgage-backed securities issued by governmental agencies and financial institutions

    - investment-grade asset-backed securities

    - U.S. dollar denominated investment-grade debt securities issued by foreign governments and companies and publicly traded in the United States

    - debt obligations of U.S. banks, savings and loan associations and savings banks

The Portfolio will invest a portion of its assets in investment-grade debt obligations issued by domestic companies in a variety of industries. The Portfolio may invest in long-term debt securities (I.E., maturities of more than 10 years), intermediate debt securities (I.E., maturities from 3 to 10 years) and short-term debt securities (I.E., maturities of less than 3 years). In selecting corporate debt securities and their maturities, Advantus Capital seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Portfolio may also invest a portion of its assets in government and non-governmental mortgage-related securities, including CMOs, and in stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected

16    INVESTING IN THE FUND
by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt, mortgage-related and asset-backed securities portfolio will range from four to seven years.

In addition, the Portfolio may invest lesser portions of its assets in interest rate and other bond futures contracts, convertible and non-convertible investment-grade and non-investment grade debt securities issued by domestic governments and companies, restricted and illiquid securities, options (the Portfolio may purchase, sell and write put and call options), stripped asset-backed securities, securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, securities of other mutual funds, preferred stocks and other equity securities obtained upon conversion of debt securities or warrants, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Call Risk
    - Concentration Risk
    - Credit Risk
    - Extension Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Market Risk
    - Portfolio Risk
    - Prepayment Risk
    - Securities Lending Risk
    - Short-Term Trading Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

The Portfolio invests in a variety of U.S. dollar denominated money market securities, including:

    - securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (including bills, notes, bonds and certificates of indebtedness)

    - obligations of domestic banks, savings and loan associations, savings banks with total assets of at least $2 billion (including certificates of deposit, bank notes, commercial paper, time deposits and bankers' acceptances)

    - U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with total assets of at least $2 billion

                                                     INVESTING IN THE FUND    17

    - U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with total assets of at least $2 billion

    - U.S. dollar denominated securities issued by foreign governments and companies and publicly traded in the United States

    - obligations of supranational entities such as the International Bank for Reconstruction and Development

    - domestic corporate, domestic limited partnership and affiliated foreign corporate obligations (including commercial paper, notes and bonds)

In addition, the Portfolio may invest lesser portions of its assets in securities of other mutual funds and restricted and illiquid securities.

The Portfolio invests only in high quality securities. Generally, the Portfolio may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Portfolio only invests in securities that mature in 397 calendar days or less from the date of purchase. The Portfolio maintains an average weighted maturity of 90 days or less.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Concentration Risk
    - Credit Risk
    - Foreign Securities Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Market Risk
    - Portfolio Risk
    - Stable Price Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

INDEX 500 PORTFOLIO

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 500. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 500, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500.

Advantus Capital utilizes a computer program to confirm the Portfolio's S&P 500 replication and to round off security weightings.

In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, stock index futures contracts, securities of other mutual funds, restricted and illiquid securities, index depositary receipts, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Standard & Poor's Rating Services (S&P), a division of the McGraw-Hill Companies, Inc., designates the stocks included in the S&P 500. From time to time, S&P may add or delete stocks from the S&P 500. Inclusion of a stock in the S&P 500 does not imply an opinion by S&P as to its investment merit.
"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-

18    INVESTING IN THE FUND

Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Index Performance Risk
    - Inflation Risk
    - Large Company Risk
    - Market Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

INDEX 400 MID-CAP PORTFOLIO

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 400. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 400, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 400.

Advantus Capital utilizes a computer program to confirm the Portfolio's S&P 400 replication and to round off security weightings.

In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, securities of other mutual funds, restricted and illiquid securities, index depositary receipts, stock index futures contracts, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

S&P designates the stocks included in the S&P 400. From time to time, S&P may add or delete stocks from the S&P 400. Inclusion of a stock in the S&P 400 does not imply an opinion by S&P as to its investment merit. "Standard & Poor's," "S&P," "S&P 400" and "Standard & Poor's MidCap 400," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Index Performance Risk
    - Inflation Risk
    - Market Risk
    - Mid Size Company Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

                                                     INVESTING IN THE FUND    19

INVESTMENT PRACTICES COMMON TO THE PORTFOLIOS

In an attempt to respond to adverse market, economic, political or other conditions, each of the Portfolios may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, a Portfolio may not always achieve its investment objective.

PORTFOLIO TURNOVER

Before investing in a Portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Portfolio's future returns. In general, the greater the volume of buying and selling by the Portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return. Portfolio turnover rates for the last five years are presented in the Financial Highlights included in the Summary for each Portfolio, above.

The Portfolios, while they generally do not invest or trade for short-term profits, are actively managed and the Portfolio managers may trade securities frequently. As a result, each Portfolio may, from time to time, have an annual portfolio turnover rate of over 100%. Factors contributing to a Portfolio's higher turnover rate may include general market volatility, significant positive or negative developments concerning particular securities holdings, an attempt to maintain the Portfolio's market capitalization target and the need to sell holdings to meet redemption requests. While higher turnover rates may result in increased transaction costs, the managers of the Portfolios attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured. During the year ended December 31, 2000, the following Portfolio had turnover rates in excess of 100%: Bond (206.8%).

DEFINING RISKS

Investment in each Portfolio involves risks. A Portfolio's yield and price are not guaranteed, and the value of an investment in a Portfolio will go up or down. The value of an investment in a particular Portfolio may be affected by the risks of investing in that Portfolio as identified for each Portfolio in "- Investment Objective, Policies and Practices" above. The following glossary describes those identified risks associated with investing in the Portfolios.

    - CALL RISK - is the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Portfolio is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Portfolio would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's income.

    - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

    - CONCENTRATION RISK - is the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than more diversified investment portfolios. The Portfolio may be subject to concentration risk if the Portfolio may invest more than 5% of its total assets

20    INVESTING IN THE FUND
      in the securities of a single issuer with respect to 25% of its total investment portfolio (the Money Market Portfolio may not in any event invest more than 5% of its total assets in the securities of a single issuer). As a non-diversified investment company, Global Bond Portfolio may particularly be subject to concentration risk since the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 100% of its total investment portfolio.

    - CREDIT RISK - is the risk that an issuer of a debt security, mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Portfolio. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security's or obligation's liquidity and make it more difficult to sell. The Portfolio may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Portfolio purchases unrated securities and obligations, it will depend on its investment adviser's or sub-adviser's analysis of credit risk more heavily than usual.

    - EXTENSION RISK - is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities.

    - FOREIGN SECURITIES RISK - is the risk that the value of foreign companies or foreign government securities held by the Portfolio may be subject to greater volatility than domestic securities. Risks of foreign securities include, among other things:

      POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social or economic instability in the country of the issuer of the security, the difficulty of predicting international trade patterns, the possibility of exchange controls, expropriation, limits on currency removal or nationalization of assets.

      FOREIGN TAX RISK. The Portfolio's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Portfolio may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties. To the extent foreign income taxes are paid by the Portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

      FOREIGN INVESTMENT RESTRICTION RISK. Some countries, particularly emerging market countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

      FOREIGN SECURITIES MARKET RISK. Securities of many foreign companies may be less liquid and their prices more volatile than securities of domestic companies. Securities of companies traded outside the U.S. may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. Moreover, foreign stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the U.S. In addition, there may be delays in the settlement of foreign stock exchange transactions.

                                                     INVESTING IN THE FUND    21

      INFORMATION AND REMEDIES RISK. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to domestic companies. As a result, less information may be available to investors concerning foreign issuers. In addition, the Portfolio may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with domestic companies in domestic courts.

    - INCOME RISK - is the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - INDEX PERFORMANCE RISK - is the risk that the Portfolio's ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index's sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Portfolio, commissions and other expenses.

    - INFLATION RISK - is the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the value of the Portfolio's dividends. Fixed-rate debt securities may be more susceptible to this risk than floating-rate debt securities or equity securities, whose value and dividends may increase in the future.

    - INTEREST RATE RISK - is the risk that the value of a debt security, mortgage-backed security or fixed income obligation will decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

    - LARGE COMPANY RISK - is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

    - MARKET RISK - is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Portfolio's investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

    - MID SIZE COMPANY RISK - is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

    - PORTFOLIO RISK - is the risk that Portfolio performance may not meet or exceed that of the market as a whole. The performance of the Portfolio will depend on the Portfolio's investment adviser's or sub-adviser's judgment of economic and market policies, trends in investment yields and monetary policy.

22    INVESTING IN THE FUND

    - PREPAYMENT RISK - is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Portfolio must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Portfolio. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

    - SECTOR RISK - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

    - SECURITIES LENDING RISK - is the risk that the Portfolio may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Portfolio enters into loan arrangements only with institutions that the Portfolio's investment adviser or sub-adviser has determined are creditworthy.

    - SHORT-TERM TRADING RISK - is the risk that a Portfolio may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Portfolio's transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio's market capitalization target, and the need to sell a security to meet redemption activity.

    - STABLE PRICE RISK - is the risk that the Money Market Portfolio will not be able to maintain a stable share price of $1.00. There may be situations where the Portfolio's share price could fall below $1.00, which would reduce the value of an investor's account.

                                                     INVESTING IN THE FUND    23
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                           BUYING AND SELLING SHARES

BUYING SHARES

Portfolio shares are not offered directly to the public. Portfolio shares are sold to life insurance companies and their separate accounts in connection with its variable life insurance policies and variable annuity contracts. While the Fund is affiliated with Minnesota Life, Portfolio shares are also sold and made available to unaffiliated insurance companies. Securian Financial serves as the underwriter of the Fund's shares. It is possible that the Fund may offer Portfolio shares to certain qualified pension plans in the future.

Eligible investors may purchase Portfolio shares on any day the New York Stock Exchange (NYSE) is open for business. The price for Portfolio shares is equal to the Portfolio's net asset value (NAV). NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). NAV is not calculated on (a) days in which changes in a Portfolio's investment portfolio do not materially change the Portfolio's NAV, (b) days on which no Portfolio shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading. The price for shares of Money Market Portfolio will normally be $1.00. However, there is no assurance that Money Market Portfolio will maintain the $1.00 NAV.

NAV for one Portfolio share is equal to the Portfolio's total investments less any liabilities divided by the number of Portfolio shares. To determine NAV, a Portfolio (other than Money Market Portfolio) generally values its investments based on market quotations. If market quotations are not available for certain Portfolio investments, the investments are valued based on the fair value of the investments as determined in good faith by the Fund's Board of Directors. Debt securities may be valued based on calculations furnished to the Portfolio by a pricing service or by brokers who make a market in such securities. A Portfolio may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Portfolio typically does not calculate NAV. As a result, the NAV of such Portfolio shares may change on days when an investor will not be able to purchase or sell Portfolio shares. Securities in Money Market Portfolio's investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than looking at actual changes in the market value of the instrument.

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Fund. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.

SELLING SHARES

Portfolio shares will be sold at the NAV next calculated after a sale order is received by the Fund. The amount an investor receives may be more or less than the original purchase price for the applicable shares.

24    BUYING AND SELLING SHARES
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EXCHANGING SHARES

Owners of the variable life insurance policies and variable annuity contracts who invest in the Fund may exchange shares of a Portfolio for shares of other Portfolios as described below and subject to the terms and any specific limitations on the exchange or "transfer" privilege, described in the accompanying prospectus for those policies or contracts. An exchange will be made on the basis of the Portfolios' relative net asset values.

Frequent exchanges may interfere with Fund management or operations and drive up Fund costs. The Fund's Portfolios are not designed for market timers, or for large or frequent transfers. To protect shareholders, the Fund may restrict or refuse purchases or exchanges by market timers. A variable annuity contract or variable life insurance policy owner will be considered to be a market timer if that owner has: (i) requested an exchange out of a Portfolio within two weeks of an earlier exchange request, or (ii) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $1 million, or more than 1% of the net assets of the Portfolio, or (iv) followed what otherwise seems to be a timing pattern in the exercise of exchange or transfer rights. Policies or contracts under common control or ownership are combined for the purpose of determining these limitations. The Fund reserves the right to change the terms of or impose other limitations on the exchange privilege.

                                                 BUYING AND SELLING SHARES    25

                              GENERAL INFORMATION

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Portfolio pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Except for Money Market Portfolio, dividends and net capital gains distributions, if any, are generally paid once a year. Dividends for Money Market Portfolio are declared daily and paid on the last business day of the month. Distributions will be reinvested in additional Portfolio shares. Distributions of these additional shares are made at the NAV of the payment date.

TAXES

Each Portfolio is treated as a separate entity for federal income tax purposes. Since life insurance company separate accounts are the sole shareholders of the Fund, no discussion regarding the tax consequences to Fund investors is included in this prospectus. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies, please see the accompanying prospectus for those contracts.

MIXED AND SHARED FUNDING

The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Fund is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or
(ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or
(iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Fund shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

26    GENERAL INFORMATION
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SERVICE PROVIDERS

INVESTMENT ADVISER

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826

ADMINISTRATIVE SERVICES AGENT

Minnesota Life Insurance Company
(800) 995-3850

UNDERWRITER

Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101-2098
(651) 665-4833

CUSTODIANS

Wells Fargo Bank Minnesota
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

    Money Market, Index 500 and Index 400
    Mid-Cap Portfolios

Bankers Trust Company
280 Park Avenue
New York, New York 10017

    Bond Portfolio

INDEPENDENT AUDITORS

KPMG LLP

GENERAL COUNSEL

Dorsey & Whitney LLP

                                                       GENERAL INFORMATION    27
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ADDITIONAL INFORMATION ABOUT THE FUND

The Fund's annual and semi-annual reports list holdings for each Portfolio, and discuss recent market conditions, economic trends and investment strategies that affected the Portfolios during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Fund and the Portfolios. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

HOW TO OBTAIN ADDITIONAL INFORMATION

The SAI and the Fund's annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:

By Telephone - Call 1-800-995-3850

By Mail - Write to Minnesota Life Insurance Company, 400 Robert Street North,
          St. Paul, Minnesota 55101-2098

Information about the Fund (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090 or 1-800-SEC-0330). This information and other reports about the Fund are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-4279

                                     [LOGO]

-C-2000 Minnesota Life Insurance Company. All rights reserved.

28    GENERAL INFORMATION